PROSPECTUS
FEBRUARY 5, 1996

                                                  TIME HORIZON PORTFOLIO 1
                                                  TIME HORIZON PORTFOLIO 2
                                                  TIME HORIZON PORTFOLIO 3
                                  Investment Funds offered by Time Horizon Funds

--------------------------------------------------------------------------------

The Time Horizon Series of Funds consists of three asset allocation funds offered by Time Horizon Funds, an open-end management investment company (the "Company") registered under the Investment Company Act of 1940 (the "1940 Act"). By this Prospectus, Time Horizon Funds is offering shares in three funds, Time Horizon Portfolio 1 ("Portfolio 1"), Time Horizon Portfolio 2 ("Portfolio 2") and Time Horizon Portfolio 3 ("Portfolio 3") (each individually a "Fund" and collectively the "Funds" or "Time Horizon Series of Funds").

The Time Horizon Funds' investment objective is to provide long-term investors maximum total return over a stated investment time period while also increasingly emphasizing capital preservation as each Fund approaches its target time horizon. Each Fund targets a specific investment time horizon (the year 2005 for Portfolio 1, the year 2015 for Portfolio 2 and the year 2025 for Portfolio 3). Investors are encouraged to choose the appropriate Time Horizon Fund depending upon their evaluation of the anticipated timing of major investment goals such as sending a child to college, nearing retirement or purchasing a home.

Bank of America National Trust and Savings Association ("Bank of America" or the "Manager") serves as the Funds' manager. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, of which over $10 billion is in mutual funds.

This Prospectus describes concisely the information about the Funds and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call (800) 247-9728. The Statement of Additional Information, as it may be revised from time to time, is dated February 5, 1996 and is incorporated by reference into this Prospectus.
--------------------------------------------------------------------------------

Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in a Fund involves investment risk, including the possible loss of principal amount invested.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of a Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
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

                                    CONTENTS

       EXPENSE SUMMARY                          2

       FINANCIAL HIGHLIGHTS                     4

       FUND INVESTMENTS                         5    INVESTMENT OBJECTIVES
                                                5    ASSET ALLOCATION
                                                6    UPON REACHING THE TIME HORIZON
                                                6    RISK FACTORS
                                                6    TYPES OF INVESTMENTS
                                                8    FUNDAMENTAL LIMITATIONS
                                                9    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

       SHAREHOLDER GUIDE                       13    HOW TO BUY SHARES
                                               13      What Is My Minimum Investment In A Fund?
                                               13      What Alternative Sales Arrangements Are Available?
                                               14      How Are Shares Priced?
                                               17      How Do I Decide Which Class To Buy?
                                               18      How Can I Buy Shares?
                                               20      What Price Will I Receive When I Buy Shares?
                                               21      What Else Should I Know To Make A Purchase?

                                               21    HOW TO SELL SHARES
                                               21      How Do I Redeem My Shares?
                                               23      What "NAV" Will I Receive For Shares I Want To Sell?
                                               23      What Kind Of Paperwork Is Involved In Selling Shares?
                                               24      How Quickly Can I Receive My Redemption Proceeds?
                                               24      Do I Have Any Reinstatement Privileges After I Have
                                                       Redeemed Shares?

                                               24    DIVIDEND AND DISTRIBUTION POLICIES

       SHAREHOLDER SERVICES                    25    CAN I USE A FUND IN MY RETIREMENT PLAN?
                                               25    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND
                                                     TO ANOTHER?
                                               26    WHAT IS TELETRADE?
                                               26    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A
                                                     REGULAR BASIS?
                                               26    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?
                                               27    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                               27    CAN MY DIVIDENDS FROM A FUND BE INVESTED
                                                     IN OTHER FUNDS?
                                               27    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

       THE BUSINESS OF THE FUNDS               28    BOARD OF TRUSTEES
                                               28    EXPENSES
                                               28    MANAGER
                                               29    FUND ACCOUNTANT
                                               29    DISTRIBUTOR
                                               29    CUSTODIAN AND TRANSFER AGENT
                                               29    FEE WAIVERS

       PLAN PAYMENTS                           30    THE SHAREHOLDER SERVICE PLAN
                                               30    THE DISTRIBUTION PLAN

       TAX INFORMATION                         31    FEDERAL TAXES
                                               32    STATE AND LOCAL TAXES

       MEASURING PERFORMANCE                   32

       DESCRIPTION OF SHARES                   33    ABOUT THE COMPANY
                                               33    VOTING RIGHTS
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                                 MANAGER:
          Concord Financial Group, Inc.                Bank of America National Trust and Savings Association
          BISYS Fund Group, Inc.                       555 California Street
          3435 Stelzer Road                            San Francisco, CA 94104
          Columbus, OH 43219
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. The Company offers two classes of shares. Class A shares are offered at net asset value plus an initial sales charge (see page 14 of the Prospectus for an explanation of net asset value per shares) and are subject to a shareholder servicing fee. Class B shares are offered at net asset value without a sales charge but subject to a contingent deferred sales charge plus distribution plan and shareholder servicing fees. Class B shares will convert to Class A shares on the first business day of the month following the eighth anniversary of the date of purchase.

ANNUAL FUND OPERATING EXPENSES include payments by a Fund which are allocable to the Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, distribution plan, shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses charged by each Fund for Class A and Class B shares and each Fund's estimated operating expenses for the first twelve months of operations. A hypothetical example based on the summary is also shown.


                                                      PORTFOLIO 1           PORTFOLIO 2           PORTFOLIO 3
                                                   -----------------     -----------------     -----------------
                                                   CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
       SHAREHOLDER TRANSACTION EXPENSES              A          B          A          B          A          B
                                                   ------     ------     ------     ------     ------     ------
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)+...............     4.50%       None      4.50%       None      4.50%       None
Sales Load Imposed on Reinvested Dividends.....      None       None       None       None       None       None
Maximum Contingent Deferred Sales Load.........      None      5.00%       None      5.00%       None      5.00%
Redemption Fee.................................      None       None       None       None       None       None
Exchange Fee...................................      None       None       None       None       None       None
      ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets
     after expense reimbursements*)
Management Fees (after expense
  reimbursements*).............................     0.30%      0.30%      0.30%      0.30%      0.30%      0.30%
12b-1 Fees.....................................      None      0.75%       None      0.75%       None      0.75%
All Other Estimated Expenses
  (after expense reimbursements*)
    Shareholder Service Payments...............     0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
    Other Estimated Expenses...................     0.45%      0.45%      0.45%      0.45%      0.45%      0.45%
Total Estimated Fund Operating Expenses........     1.00%      1.75%      1.00%      1.75%      1.00%      1.75%

-----------------------
 + Class B shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "How to Buy Shares," below.

 * The Manager has agreed to reduce its fees and absorb other operating expenses to ensure that the operating expenses for each Fund (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 1.00% and 1.75% of the average net assets of each Fund's Class A and Class B shares, respectively, on an annual basis for the first twelve months of the Funds' operations. Absent expense reimbursement, management fees would be 0.60% of average net assets, actual "Other Estimated Expenses" for each Fund's Class A and Class B shares for the fiscal year ended June 30, 1996, would be 1.75% and 1.75% of average net assets (annualized), respectively, and actual "Total Estimated Fund Operating Expenses" for each Fund's Class A and Class B shares for the fiscal year ended June 30, 1996, would be 2.60% and 3.35% of average net assets (annualized), respectively.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest in a Fund, for example, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                                                      AFTER           AFTER
                                                                                       1               3
                                                                                      YEAR            YEARS
                                                                                      ----            ----
Class A shares(1)..............................................................       $ 55            $ 75
Class B shares
    Assuming complete redemption at end of period(2)...........................       $ 68            $ 85
    Assuming no redemption.....................................................       $ 18            $ 55

---------------
1. Assumes deduction at time of purchase of maximum applicable front-end sales charge.
2. Assumes deduction at time of redemption of maximum applicable contingent deferred sales charge.

Note: The preceding example should not be considered representative of future investment returns and operating expenses. The Funds are new and the above figures are based on estimated expenses for the first twelve months of Fund operations only. Actual investment returns and operating expenses may be more or less than those shown.

--------------------------------------------------------------------------------

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

The Funds pay a management fee at the annual rate of 0.60% of a Fund's average daily net assets.

A distribution plan payment is made in the amount of 0.75% of the average daily net assets of a Fund's Class B shares. A shareholder service payment is made in the amount of 0.25% of the average daily net assets of a Fund's Class A and Class B shares. For a further description of shareholder transaction expenses and each Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments," below.

The alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge, or to have the entire initial purchase price invested in a Fund with the investment thereafter being subject to an annual distribution plan charge and a contingent deferred sales charge. See the section entitled "How to Buy Shares," below.

FINANCIAL HIGHLIGHTS

The table below shows certain information concerning the investment results for the Funds for the period indicated.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto in the Statement of Additional Information. The Statement of Additional Information may be obtained from the Funds free of charge by calling (800) 247-9728.


                                             PORTFOLIO 1                     PORTFOLIO 2                     PORTFOLIO 3
                                     ----------------------------    ----------------------------    ----------------------------
                                       CLASS A         CLASS B         CLASS A         CLASS B         CLASS A         CLASS B
                                     ------------    ------------    ------------    ------------    ------------    ------------
                                     SEPTEMBER 5,    SEPTEMBER 5,    SEPTEMBER 5,    SEPTEMBER 5,    SEPTEMBER 5,    SEPTEMBER 5,
                                       1995 TO         1995 TO         1995 TO         1995 TO         1995 TO         1995 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                       1995(A)         1995(A)         1995(A)         1995(A)         1995(A)         1995(A)
                                     ------------    ------------    ------------    ------------    ------------    ------------
  Net Asset Value, Beginning of
    Period.........................     $10.04(d)       $10.04(d)       $10.04(d)       $10.04(d)       $10.04(d)       $10.04(d)
                                     ------------    ------------    ------------    ------------    ------------    ------------
  INVESTMENT ACTIVITIES:
    Net investment income..........       0.06            0.05            0.06            0.05            0.05            0.04
    Net realized and unrealized
      gains on investments.........       0.27            0.27            0.34            0.34            0.40            0.40
                                     ------------    ------------    ------------    ------------    ------------    ------------
                                          0.33            0.32            0.40            0.39            0.45            0.44
                                     ------------    ------------    ------------    ------------    ------------    ------------
  DISTRIBUTIONS:
    Net investment income..........      (0.06)          (0.05)          (0.06)          (0.05)          (0.05)          (0.04)
                                     ------------    ------------    ------------    ------------    ------------    ------------
  Net Asset Value, End of Period...     $10.31          $10.31          $10.38          $10.38          $10.44          $10.44
                                     =============   =============   =============   =============   =============   =============
  Total Return (excludes sales and
    redemption charges)(b).........       3.27%           3.19%           3.97%           3.78%           4.36%           4.38%
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of period
      (000)........................     $2,712          $6,945          $2,702          $4,823          $2,041          $4,400
    Ratio of expenses to average
      net assets(c)................       0.02%           0.72%           0.02%           0.68%           0.02%           0.74%
    Ratio of net investment income
      to average net assets(c).....       4.54%           3.87%           4.16%           3.55%           4.04%           3.37%
    Ratios Without Reimbursement:*
    Ratio of expenses to average
      net assets(c)*...............       2.98%           3.72%           3.35%           4.10%           3.04%           3.78%
    Ratio of net investment income
      to average net assets(c)*....       1.58%           0.87%           0.83%           0.13%           1.02%           0.33%
    Portfolio turnover**...........      85.33%          85.33%          59.79%          59.79%          33.02%          33.02%

 -----------------
   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

  ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 (a) Period from commencement of operations.
 (b) Not annualized.

 (c) Annualized.

 (d) Net asset value includes the effect of income earned on initial seed money for the period from July 26, 1995 (initial seed date) through September 4, 1995.

                               FUND INVESTMENTS

----------------------------------------------------------------------------

                            INVESTMENT OBJECTIVES

THE INVESTMENT OBJECTIVE OF THE TIME HORIZON FUNDS IS TO PROVIDE LONG-TERM INVESTORS MAXIMUM TOTAL RETURN OVER A STATED INVESTMENT TIME PERIOD WHILE ALSO INCREASINGLY EMPHASIZING CAPITAL PRESERVATION AS EACH FUND APPROACHES ITS TARGET TIME HORIZON. TOTAL RETURN IS DEFINED AS THE CHANGE IN VALUE OF AN INVESTMENT IN A FUND OVER THE STATED TIME PERIOD, ASSUMING THAT ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS MADE BY THE FUND DURING THE PERIOD ARE REINVESTED IN ADDITIONAL FUND SHARES. EACH FUND SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH AN ASSET ALLOCATION STRATEGY PRINCIPALLY USING EQUITY SECURITIES AND FIXED INCOME SECURITIES.

TIME HORIZON PORTFOLIO 1 IS MANAGED FOR INDIVIDUALS INVESTING FOR A FINANCIAL GOAL EXPECTED TO OCCUR AROUND THE YEAR 2005.

TIME HORIZON PORTFOLIO 2 IS MANAGED FOR INDIVIDUALS INVESTING FOR A FINANCIAL GOAL EXPECTED TO OCCUR AROUND THE YEAR 2015.

TIME HORIZON PORTFOLIO 3 IS MANAGED FOR INDIVIDUALS INVESTING FOR A FINANCIAL GOAL EXPECTED TO OCCUR AROUND THE YEAR 2025.

THE TARGET TIME HORIZON DATES ARE NOT MATURITY DATES, BUT ESTIMATED DATES AT WHICH THE FUNDS WILL BE MANAGED WITH A PREDOMINANT EMPHASIS ON CAPITAL PRESERVATION, AS DESCRIBED UNDER "UPON REACHING THE TIME HORIZON," BELOW. THE FUNDS DO NOT HAVE A PLANNED TERMINATION VALUE, AND AN INVESTOR'S SHARES, AT A FUND'S TARGET TIME HORIZON, MAY BE WORTH MORE OR LESS THAN THE INVESTOR'S ORIGINAL INVESTMENT. AS WITH ANY OPEN-END INVESTMENT MANAGEMENT COMPANY, INVESTORS MAY REDEEM THEIR SHARES AT ANY TIME, AS DESCRIBED UNDER "HOW TO SELL SHARES," BELOW.

----------------------------------------------------------------------------

ASSET ALLOCATION

Each Time Horizon Fund has a strategic mix of its investments allocated principally to two asset classes: equity securities and fixed income securities. The strategic asset allocation mix for each Fund varies over time as the Fund moves closer to its target time horizon. Typically, the more distant a Fund's target time horizon, the greater the allocation to assets with higher growth potential and more risk, such as equity securities. Conversely, the closer a Fund's target time horizon, the greater the emphasis on capital preservation assets such as short-term fixed income securities. Each Time Horizon Fund will be managed more conservatively as it moves closer to its stated target time horizon, with the goal of reducing risk as measured by the probability of loss in a given year. Thus, assuming static market conditions, ten years from now the asset allocation mix of Portfolio 2 could be expected to look like the current asset allocation mix of Portfolio 1.

Under normal market conditions, Bank of America currently actively manages each Fund's strategic asset allocation mix within the ranges shown below, based on an evaluation of the anticipated returns and risks for various asset classes in the near-term future. For example, if stocks are considered to have a greater appreciation potential relative to bonds during a given period, each Fund's percentage weighting of stocks may be increased within the ranges indicated below. Allocating assets within the specified ranges permits each Fund to attempt to optimize performance consistent with its investment objective and time horizon.

                           CURRENT ASSET ALLOCATION:

                                         PORTFOLIO 1                 PORTFOLIO 2                 PORTFOLIO 3
                                   ------------------------    ------------------------    ------------------------
                                   STRATEGIC                   STRATEGIC                   STRATEGIC
                                   ALLOCATION      RANGE       ALLOCATION      RANGE       ALLOCATION      RANGE
                                   ----------    ----------    ----------    ----------    ----------    ----------
Equity Securities...............       35%          15%-45%        50%          30%-70%        70%         40%-100%
Fixed Income Securities.........       65%          55%-85%        50%          30%-70%        30%           0%-60%

From time to time, each Fund may also utilize certain other instruments that do not fall within the asset classes listed above, including options, futures contracts, and repurchase agreements, as described below under "Types of Investments" and "Other Investment Practices and Considerations." Under normal market conditions, no more than 10% of a Fund's total assets will be invested in such instruments.

Until a Fund attains an asset level of approximately $15 million, the Manager anticipates that the Fund's portfolio may be invested in fewer securities within each strategically allocated asset class, as indicated above, than it otherwise would. As each Fund approaches this minimum asset level, the Manager expects to acquire additional securities within the asset classes, and thereby achieve the desired diversification level over time.

UPON REACHING THE TIME HORIZON

It is anticipated that after reaching their respective target time horizons, having shifted their emphases from total return, the Funds will continue to be managed with a predominant emphasis on preservation of capital. Upon reaching the specific Fund's time horizon, investors should consider whether the Fund continues to meet their objectives. After a Fund has reached its target time horizon, its assets may begin to decrease as a result of investor withdrawals, in which event the Board of Trustees of the Company will monitor withdrawals and consider what action would be appropriate to protect the interests of all its shareholders. Such action could include a merger of the Fund with another fund with similar investment objectives (i.e., capital preservation) or termination of the Fund.

RISK FACTORS

The Funds' investment practices involve certain risks, including the market risks inherent in equity investments and market and interest rate risks inherent in fixed income investments, and may involve risks associated with investment in foreign securities and the use of derivative securities such as options and futures contracts. Such risks are described under "Types of Investments" and "Other Investment Practices and Considerations," below. The Statement of Additional Information contains more detailed information about these investments and the risks that may be associated with them.

TYPES OF INVESTMENTS

IN GENERAL. Each Fund is a diversified portfolio which will invest substantially all of its assets through an asset allocation approach using equity and fixed income securities.

The Funds' investments in equity securities will be comprised of common and preferred stocks, and securities convertible into such stocks, of domestic and foreign companies with small, medium and large market capitalizations (public market price times total outstanding shares). Historically, while equity securities have experienced a higher level of volatility due to market fluctuations than fixed income securities, they also have provided higher levels of total return. In addition, investments in companies with smaller market capitalizations involve greater risk than investments in larger, more established companies, including more volatile market price movements.

Fixed income securities acquired by the Funds will be investment grade at the time of purchase, and may include domestic and foreign corporate debt obligations (including bonds, debentures, notes, and zero coupon securities), government debt obligations, and mortgage-backed and asset-backed securities. The Funds are not restricted as to the maturity or average maturity of their fixed income investments. If fixed income securities purchased by the Funds subsequently fall below investment grade, the Funds will seek to dispose of the securities in an orderly and prudent manner, normally over a period of approximately 30 to 90 days.

Investment grade bonds are bonds that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization, e.g., BBB or better by Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). Investment grade debt securities ordinarily carry lower rates of interest income than lower quality debt securities with similar maturities. While bonds rated investment grade are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions, changing circumstances, or circumstances not known or adequately taken into account by the rating agency could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if the Manager believes that they are of comparable quality to the rated securities in which the Funds may invest.

Fixed income securities held by the Funds are subject to interest rate risk, as the value of such securities will vary inversely with changes in interest rates. Fixed income securities held by the Funds are also subject to market risk, as the value of such securities will vary with a variety of market and economic conditions.

U.S. GOVERNMENT OBLIGATIONS. Investments in U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. Such securities include Treasury bills, Treasury notes and Treasury bonds. The Funds may also purchase other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small Business Administration, are backed by the full faith and credit of the U.S. Government; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it were not required to do so by law.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") securities, consist of interests in pools of real estate mortgage loans, and will be guaranteed as to principal and interest, but not market value, by the U.S. Government or by one of its agencies or instrumentalities. A risk associated with mortgage-backed securities is early paydown resulting from refinancing of the underlying mortgages which is similar to the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

ASSET-BACKED SECURITIES. Asset-backed securities consist of undivided fractional interests in pools of mortgages, consumer loans or receivables held in a trust. Examples include collateralized mortgage obligations ("CMOS"), certificates for automobile receivables ("CARS") and credit card receivables ("CARDS"). Payments of principal and interest on the mortgages, loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's value. Ultimately, asset-backed securities are dependent upon payment of the mortgages, consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. All asset-backed securities purchased by the Funds will either be issued or guaranteed by a U.S. Government entity, rated AAA by S&P or Aaa by Moody's, or have an equivalent rating from another rating agency.

The assets underlying asset-backed securities may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of mortgages, loans or receivables. The proceeds of prepayments received by a Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Also, while the secondary market for certain asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could make valuing or liquidating such securities difficult.

CASH EQUIVALENTS. For temporary defensive purposes (for example, when Bank of America believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests), the Funds may invest without limitation in cash equivalents such as money market instruments (including short-term bank time deposits, certificates of deposit, bankers' acceptances, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P) and, subject to the investment limitations described below, shares of other open-end investment companies which seek to maintain a $1.00 net asset value per share ("Money Market Funds"). Under normal market conditions, prior to reaching its time horizon date, no more than 10% of a Fund's net assets will be invested in cash equivalents. After reaching its stated time horizon, the percentage of each Fund's net assets invested in cash equivalents may increase, consistent with its predominant emphasis on capital preservation.

The Funds may also make other investments as described more fully below under "Other Investment Practices and Considerations."

FUNDAMENTAL LIMITATIONS

The investment objective of a Fund may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund. Policies requiring such a vote to effect a change are known as "fundamental." Included in the Funds' fundamental policies is the restriction that no Fund may invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Manager will monitor the amount of illiquid securities in the Funds' portfolios, under the supervision of the Board of Trustees, to ensure compliance with the Funds' investment restrictions. A complete list of the Funds' fundamental investment limitations is set out in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

FOREIGN SECURITIES. Subject to its investment objective and policies stated above, each Fund may invest in debt and equity securities of foreign issuers that may or may not be publicly traded in the United States. Such securities may include, subject to the further investment limitations stated under "Investment Company Securities," below, shares of open-end investment companies that invest primarily in securities of foreign issuers. It is currently the intention of each Fund to invest no more than 20% of its total assets at the time of purchase in securities of foreign issuers, of which up to 10% of such total assets may be invested in debt obligations of foreign issuers. Foreign debt securities may include Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). A Fund's investment limitations regarding its investments in foreign securities also apply to investments in dollar-denominated American Depositary Receipts ("ADRs") traded in the United States on exchanges or in the over-the-counter markets. ADRs are dollar-denominated receipts for the shares of a foreign-based corporation held by a U.S. bank and traded in U.S. markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. The Funds may be subjected to additional risks associated with the holding of property abroad such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in the Funds. Securities of some foreign companies are less liquid, and their prices more volatile, than those of domestic companies. There is less publicly available information about foreign companies than domestic companies, and foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.

CONVERTIBLE SECURITIES. The convertible securities in which the Funds may invest include convertible preferred stocks, convertible debentures and warrants which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period. Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but generally have a lower level of risk because the yield is higher and the security is senior to common stock. Convertible securities may also include warrants which give the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price but which do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised.

OPTIONS. Each of the Funds may purchase put and call options on listed securities and stock indexes so long as the aggregate premiums paid for options does not exceed 2% of the net assets of the Fund (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Fund's portfolio securities in expectation of a declining market, and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. A Fund may not write put options but may write fully covered call options in order to realize current income from the premiums received as long as the Fund remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Fund.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. Although the Fund's risk when purchasing options is limited to the amount of the original premiums paid plus transaction costs, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. When writing covered call options, the Fund gives up the opportunity to profit from a price increase in the underlying security above the option's exercise price in return for the premium, but retains the risk of loss should the price of the underlying security fall. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives, and there is no guarantee that a liquid secondary market for particular options will exist. For additional information relating to options transactions and the particular risks thereof, please refer to the Statement of Additional Information.

FUTURES. The Funds may purchase and sell futures contracts (and may purchase related options) on domestic and foreign stock indexes, interest rates, bonds and currencies as a hedge against anticipated interest rate fluctuations or changes resulting from market conditions in the values of the securities that a Fund holds in its portfolio or intends to purchase or sell, and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's portfolio. In addition, the Funds may purchase and sell futures contracts on interest rates, bonds and stock indexes, such as U.S. Treasury bonds or the S&P 500 Index, as a substitute for purchasing or selling the underlying securities. The Fund may not purchase or sell a futures contract or purchase a related option unless, immediately after any such transaction, the sum of the aggregate amount of initial margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

The Funds may be subject to additional risks associated with futures contracts, such as the possibility that the Manager's forecasts of market values and other factors are not correct, imperfect correlation between a Fund's hedging instrument and the asset or liability being hedged, default by the other party to the transaction, and inability to close out a position because of the lack of a liquid market. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by the Manager may still not result in a successful hedging transaction over a short time frame. More information regarding futures contracts and related options, including the costs and risks related to such instruments, is included in the Statement of Additional Information.

The transactions described in "Options" and "Futures," above, are frequently referred to as derivative transactions. In general, derivatives are instruments whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset.

VARIABLE RATE INSTRUMENTS. The Funds may invest in variable and floating rate instruments, which may include master demand notes.

Although payable on demand by a Fund, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay, which will be monitored by the Manager. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, (c) are backed by a bank letter of credit or
(d) are unrated and are determined by the Manager to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. As described under "Cash Equivalents," above, the Funds may invest in securities of Money Market Funds as a temporary defensive measure, when market conditions are uncertain or unusual, or for other purposes. The Funds may also invest in securities issued by other open-end investment companies, including those which invest in foreign securities of the type in which the Funds are authorized to invest. No more than 10% of the value of a Fund's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company. In addition, a Fund may hold no more than 3% of the outstanding voting stock of any other investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees; however, Bank of America will reduce its advisory fees by the amount of any advisory fees of such other investment company borne by the Funds.

The Company reserves the right to apply to the Securities and Exchange Commission for an exemption from certain other provisions of the 1940 Act, which limit each Fund's investment in investment companies to the percentages of its total assets indicated above. If an exemption is applied for and granted, each Fund may not be limited as to the amount of its total assets that may be invested in securities of other investment companies managed by the Manager. Prior to any such investment, the Funds' shareholders will be asked to approve the other funds, this Prospectus will be amended to describe the other funds, and all operating expenses of the Funds will be paid by the Manager.

REPURCHASE AGREEMENTS. The Funds may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Funds will enter into repurchase agreements only with banks which have a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or registered broker-dealers deemed creditworthy by the Manager, under guidelines approved by the Company's Board of Trustees. A Fund's investments in repurchase agreements with maturities greater than seven days, together with all other illiquid securities, will not exceed 10% of the value of its net assets.

During the term of any repurchase agreement, the seller must maintain the value (including accrued interest) of the securities subject to the agreement in an amount that is greater than the repurchase price. The Manager monitors that value to make sure that it is maintained. Nonetheless, should the seller default on its obligations under the agreement, the Fund would be exposed to possible loss due to adverse market action or delays connected with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, the Funds sell portfolio securities to financial institutions and agree to buy them back later at an agreed upon time and price. The Funds will conduct reverse repurchase transactions only with banks which have a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or registered broker-dealers deemed creditworthy by the Manager, under guidelines approved by the Company's Board of Trustees.

When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities which have a value equal to or greater than the repurchase price. The account is monitored by the Manager to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests.

SECURITIES LENDING. In order to earn additional income, the Funds may lend portfolio securities to broker-dealers that the Manager considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company. If the broker-dealer should become bankrupt, however, a Fund could experience delays in recovering its securities. A securities loan will only be made when, in the Manager's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by a Fund exceeds 10% of its total assets. Securities loans will be fully collateralized.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. A Fund will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued or forward commitment purchases. A Fund's when-issued purchases and forward commitments may not exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

SECURITIES ISSUED BY BANK OF AMERICA AND AFFILIATES. The Funds will not invest in instruments or securities issued by Bank of America or any of its affiliates.

FUND TRANSACTIONS. Other investment companies and accounts managed by the Manager and its affiliated entities may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

From time to time, the Funds may pay brokerage commissions to an affiliate of the Funds' distributor, Concord Financial Group, Inc. (the "Distributor"), on securities acquired by a Fund. In allocating the purchase and sale orders for investment securities involving the payment of brokerage commissions or dealer concessions, the Manager may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of the Manager and the Funds' distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to a Fund are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. The Funds' investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Higher rates of turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Funds that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and markdowns than would otherwise be the case. Each Fund's annual portfolio turnover rate is not expected to exceed 150% for common stock investments and 100% for bond investments and its composite annual portfolio turnover rate is not expected to exceed 125%. Turnover will not be a limiting factor in making investment decisions for the Funds.

                              SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING A FUND'S SHARES AND REGARDING A FUND'S DIVIDENDS.


HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN A FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at anytime in the sole discretion of the Funds.
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                              INITIAL     SUBSEQUENT
                              INVESTMENT  INVESTMENT
                              -------    -------------
  Regular Account             $   500*        $50
  Automatic Investment Plan   $    50         $50
  IRAs, SEP-IRAs (one
    participant)              $   500     No minimum
  Spousal IRAs**              $   250     No minimum
  SEP-IRAs (more than one
    participant)              $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000. For shares purchased with a Bank AmeriChoice award certificate the minimum investment is $200.

 ** A regular IRA must be opened in conjunction with this account.

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?

Each Fund issues two classes of shares. Class A shares are sold to investors choosing the initial sales charge alternative, and Class B shares are sold to investors choosing the deferred sales charge alternative. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares bear the expenses of distribution plan fees and the deferred sales charge arrangements and any expenses (which may include incremental transfer agency costs) resulting from such arrangements, and have exclusive voting rights with respect to the distribution plan. The two Classes also have different exchange privileges, as described below.

The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by the amount of the distribution plan fees attributable to Class B shares and incremental expenses associated with such plan. Sales personnel may receive different compensation for selling Class A and Class B shares, and only Class A shares may be available for purchase through certain securities dealers.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon a Fund's net asset value per share, plus a front-end sales load on the Class A shares. Each Fund calculates its net asset value ("NAV") as follows:

         (Value of Fund Assets) - (Fund Liabilities)
NAV =  ----------------------------------------------------
                 Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) on days the Exchange is open.

A Fund's investments in securities that are primarily traded on a domestic exchange or traded on the NASDAQ National Market System are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded are valued at the last current bid quotation if market quotations are available. Except for short-term securities with remaining maturities of 60 days or less ("Short-Term Securities"), fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-Term Securities are valued at amortized cost, which approximates market value. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Futures contracts and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is generally completed prior to the end of regular trading on the Exchange. Trading may occur in foreign securities, however, on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the net asset value of a Fund. There may be variations in the net asset value per share of a Fund on days when net asset value is not calculated and on which shareholders of a Fund cannot redeem due to changes in values of securities traded in foreign markets. For further information about valuing securities, see the Statement of Additional Information. For voice recorded price and yield information call (800) 247-9728.

  CLASS A SHARES SALES LOAD. The front-end sales load for the Class A shares of each Fund begins at 4.50% of the offering price and may decrease as the amount you invest increases, as shown in the following chart:

                           AS A % OF
                         --------------        DEALER'S
                                   NET         REALLOWANCE
                         OFFERING  ASSET       AS A
                         PRICE     VALUE       % OF
      AMOUNT OF          PER       PER         OFFERING
     TRANSACTION         SHARE     SHARE       PRICE*
  ------------------     ----      ----        ----
  Less than $100,000     4.50      4.71        4.00
  $100,000 but less
    than $250,000        3.75      3.90        3.35
  $250,000 but less
    than $500,000        2.50      2.56        2.20
  $500,000 but less
    than $750,000        2.00      2.04        1.75
  $750,000 but less
    than $3,000,000      1.00      1.01        0.90
  $3,000,000 or more     0.00      0.00        0.00



 * Dealer's reallowance may be changed periodically.

 From time to time, the Funds' Distributor may make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Funds.

  CLASS B SHARES DEFERRED SALES CHARGE. Investors choosing the deferred sales charge alternative purchase Class B shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Funds'

Distributor compensates broker-dealers that have entered into a selling agreement with the Distributor from its own funds at the time the shares are purchased. The proceeds of the contingent deferred sales charge and the ongoing distribution plan fees described below are used to reimburse the Distributor for its expenses, including compensation of broker-dealers.

Class B shares that are redeemed within 6 years of purchase are subject to the contingent deferred sales charge at the rates set forth below, charged as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Class B shares will convert to Class A shares on the first business day of the month following the eighth anniversary of the date of purchase.


                         CONTINGENT DEFERRED SALES
                          CHARGE AS A PERCENTAGE
   YEARS ELAPSED SINCE       OF DOLLAR AMOUNT
        PURCHASE             SUBJECT TO CHARGE
   -------------------   -------------------------
   Less than one                    5.0%
   More than one, but
     less than two                  4.0%
   More than two, but
     less than three                3.0%
   More than three,
     but less than
     four                           3.0%
   More than four, but
     less than five                 2.0%
   More than five, but
     less than six                  1.0%
   After six years                  None


In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of your holdings of Class B shares above the total amount of payments for the purchase of Class B shares during the preceding 6 years; then of amounts representing the cost of Class B shares held beyond the applicable contingent deferred sales charge period; and finally, of amounts representing the cost of the Class B shares held for the longest period of time.

As an example, assume that you purchased 100 shares at $10 per share (at a cost of $1,000), that in the third year after purchase the net asset value per share is $12, and that during the three-year period you had acquired 10 additional shares through dividend reinvestment. If at such time you make your first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

  WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- exchanges from Class A shares of another Time Horizon Fund or any Class A shares offered by Pacific Horizon Funds, Inc. ("Pacific Horizon Funds");

- employer-sponsored employee pension or retirement plans making direct investments in a Fund;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- any purchase of shares made with proceeds from the redemption of another open-end investment company on which you paid a front-end sales charge where
  (i) the proceeds are invested into a Bank of America IRA account;
  (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order; and (iii) such other investment company is distributed and advised by entities other than the Distributor and Bank of America, respectively, or their affiliates. You must notify the Company and/or
  Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g. a confirmation of redemption);


- accounts that are opened for shareholders where the initial amount invested represents redemption proceeds from a terminated thrift plan that has made arrangements with the Funds' Distributor for such treatment, and subsequent investments into such accounts, provided that: (i) the initial purchase of shares of the Fund is made within 60 days of the redemption from the thrift plan, and (ii) sufficient documentation as the Funds' Distributor may require is provided at the time such Fund shares are purchased;

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- holders of the Bank Americard with an appropriate award certificate with the Bank AmeriChoice Program;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, the following individuals are not required to pay a front-end sales load when purchasing Fund shares:

- Members of the Company's Board of Trustees;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their spouses, minor children, grandchildren and parents, as well as members of the Board of Directors of Bank of America or any of its affiliates; and

- registered representatives or full-time employees of broker-dealers having agreements with the Funds' Distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations.

  WHEN NO CONTINGENT DEFERRED SALES CHARGE IS APPLIED. To receive one of the first three exemptions listed below, you must explain the status of your redemption at the time you redeem your shares. The contingent deferred sales charge with respect to Class B Shares is not charged on (1) exchanges described under "Shareholder Services -- Can I Exchange My Investment From One Fund to Another?"; (2) redemptions in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder's reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code); and (4) involuntary redemptions as a result of an account's net asset value remaining below $500 after 60 days written notice. In addition, no contingent deferred sales charge is charged on shares acquired through the reinvestment of dividends or distributions.

  RIGHTS OF ACCUMULATION. When buying Class A shares in the Time Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the value of Class A shares that you beneficially own in any other Time Horizon Fund on which you paid a sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load). There is no specified time limit within which purchases must be made to qualify for rights of accumulation.

To qualify for a reduced sales load on Class A shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Funds' Distributor) must notify the Funds' transfer agent, BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own Class A shares of Portfolio 3 that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional Class A shares of Portfolio 2 with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

  LETTER OF INTENT. You may also obtain a reduced sales charge on Class A shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate a gross amount of $100,000 or more within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Class A shares of Time Horizon Funds purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. Please read it carefully, as you will be bound by its terms. If you have any questions regarding the Letter of Intent, call (800) 247-9728.

HOW DO I DECIDE WHICH CLASS TO BUY?

The alternative sales arrangements of the Funds permit investors to choose the method of purchasing shares that is most beneficial given the amount of their purchase, the length of time they expect to hold the shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge and an ongoing shareholder service plan fee, as discussed below, or to have the entire initial purchase price invested in a Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing shareholder service plan and distribution fees.

As an illustration, investors who qualify for a significantly reduced sales load, as described above, might elect the initial sales charge alternative (Class A shares) because similar sales charge reductions are not available for purchases under the deferred sales charge alternative (Class B shares). Moreover, Class A shares would not be subject to an ongoing distribution plan fee, as described below. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially.

Investors not qualifying for a reduced initial sales charge who expect to maintain their investment for an extended period of time might also elect the initial sales charge alternative because over time the accumulated continuing shareholder service and distribution fees related to Class B shares may exceed the initial sales charge and ongoing shareholder service fees related to Class A shares. However, such investors must weigh this consideration against the fact that not all their funds will be invested initially. Furthermore, the ongoing shareholder service and distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the deferred sales charge alternative.

Certain other investors might determine it to be more advantageous to have all their funds invested initially, although subject to continuing shareholder service plan and distribution plan fees, and to a contingent deferred sales charge for a 6-year period of time.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Funds.

                                         TO BUY SHARES
--------------------------------------------------------------------------------------------------------
                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
              THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
              (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions                    instructions
--------------------------------------------------------------------------------------------------------
                                      THROUGH THE DISTRIBUTOR
               (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE FUND'S BOOKS)
    BY MAIL
                                       Complete Account Application    Mail all subsequent
                                       and mail it with a check        investments to:
                                       (payable to the Time Horizon
                                       Funds, Portfolio selected) to   Time Horizon Funds,
                                       the address on the              File No. 54614
                                       application.                    Los Angeles, CA 90074-4614
--------------------------------------------------------------------------------------------------------
    IN PERSON
    Time Horizon Funds                 Deliver Account Application     Deliver your payment directly
    BISYS Fund Services Ohio, Inc.     and your payment directly to    to the address on the left.
    3435 Stelzer Road                  the address on the left.
    Columbus, Ohio 43219
--------------------------------------------------------------------------------------------------------
    BY WIRE
    PNC Bank, NA                       A wire may not be used to       Contact the Fund's Transfer
                                       make an initial purchase.       Agent at (800) 247-9728 for
                                                                       wiring instructions.
                                                                       Instruct your bank to
                                                                       transmit immediately
                                                                       available funds for purchase
                                                                       of particular Fund shares in
                                                                       your name. Indicate that you
                                                                       are making a subsequent
                                                                       purchase. Be sure to include
                                                                       your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

                                         TO BUY SHARES
--------------------------------------------------------------------------------------------------------
                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges may not    You may place purchase orders
    (a service permitting transfers    be used to make an initial      by telephone in the minimum
    of money from your                 purchase.                       amount of $500 and the
    checking, NOW or bank                                              maximum amount of $50,000 per
    money market account)                                              transaction as soon as
                                                                       appropriate information
                                                                       regarding your bank account
                                                                       has been established on your
                                                                       Fund account. This
                                                                       information may be provided
                                                                       on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares,"
                                                                       below.

                                                                       Call (800) 247-9728 to make
                                                                       your purchase.

                           You should refer to the "Shareholder Services" section
                   below for additional important information about the TeleTrade Privilege.

                    YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                             AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
                PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the particular Fund's public offering price calculated at the next close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Funds' Transfer Agent, BISYS Fund Services Ohio, Inc., at its Columbus office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Funds are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Funds' agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

Please refer to "What is TeleTrade?" under "Shareholder Services," below, for information regarding purchases via TeleTrade.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing Class A or Class B shares.

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening your account. Applications received without a certified taxpayer identification number may be accepted but could be subject to backup withholding by the Funds on any distributions, redemptions or other disbursements.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in the Funds' shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by each Fund. If you purchase or redeem shares directly from a Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Time Horizon Funds makes it easy to sell, or "redeem," shares. A Fund imposes no charge when you redeem shares (other than the contingent deferred sales charge if you redeem Class B shares within 6 years of purchase). The value of the shares you redeem may be more or less than your cost, depending on a particular Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your Broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Fund's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

   ---------------------------------------------------------------------------------------------
                                      TO SELL SHARES
   ---------------------------------------------------------------------------------------------
            THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
        (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT IN PROPER FORM)

                          Contact them directly for instructions.
   ---------------------------------------------------------------------------------------------
                                 THROUGH THE DISTRIBUTOR
                (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Time Horizon Funds               Send a signed, written request (each owner, including each
   c/o BISYS Fund Services          joint owner, must sign) to the Transfer Agent at the address
     Ohio, Inc.                     on the left.
   3435 Stelzer Road
   Columbus, Ohio 43219
   ---------------------------------------------------------------------------------------------
   IN PERSON
   Time Horizon Funds
   c/o BISYS Fund Services          Deliver your signed, written request (each owner, including
     Ohio, Inc.                     each joint owner, must sign) directly to the offices of the
   3435 Stelzer Road                Transfer Agent at the address on the left.
   Columbus, Ohio 43219
   ---------------------------------------------------------------------------------------------
   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"

                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.

                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.

                                    Wire Privileges may be modified or suspended at any time.

                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

                                       TO SELL SHARES
   ---------------------------------------------------------------------------------------------
   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
     transfers of money to your     information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"

                                    Redemption orders may be placed by calling (800) 247-9728.

                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

         OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO
   AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.


WHAT "NAV" WILL I RECEIVE FOR SHARES
I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Columbus office. Although the Funds impose no charge when Class A shares are redeemed, if you purchase your Class A shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in the Funds' shares. As described in the section "Shareholder Guide -- How to Buy Shares," when you redeem your Class B shares within 6 years of purchase, you may be subject to a contingent deferred sales charge.

The Company reserves the right to redeem any account (other than IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED
IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming Class A or Class B shares. If you own both Class A and Class B shares, Class A shares will be redeemed first unless you request otherwise. Certain types of redemption requests will need to include a signature guarantee. Signature guarantees must accompany redemption requests for: (i) an amount in excess of $50,000; (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Funds' books; or (iii) an amount of $50,000 or less if the address of record has not been on the Funds' books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Fund ordinarily will make payment for all shares redeemed within three days after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds. It may take up to 15 days for the purchase check or TeleTrade payment to clear. This does not apply to situations where a Fund receives payment in cash or immediately available funds for the purchase of shares.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the same class of the Time Horizon Fund out of which you redeemed, in like shares of another Fund in the Time Horizon Series of Funds or in like shares of a Pacific Horizon load fund within 90 days of your redemption trade date without paying a sales load. Upon such a reinvestment, the Distributor will credit to your account any contingent deferred sales charge imposed on any redeemed Class B shares. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments of the Fund. A Fund's net income and net capital gains (if any) are declared and paid annually. Distributions are paid within five business days after the end of the year.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section below entitled "Can My Dividends From A Fund Be Invested In Other Funds?" To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

   TIME HORIZON FUNDS PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.


Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE A FUND IN MY RETIREMENT PLAN?

You are able to set up Individual Retirement Accounts ("IRAs"), including IRAs under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE. For details, contact the Distributor at (800) 247-9728. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax adviser.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of the same class of another Time Horizon Fund or of a Pacific Horizon Fund that legally may be sold in your state of residence (the "Exchange Privilege"). An investment in a Fund automatically entitles you to use the Exchange Privilege unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use the Exchange Privilege. No additional sales load will be incurred when exchanging Class A shares purchased with a sales load for Class A shares of another load fund. Class B shares of a Fund may be exchanged for Class B shares of any other Fund or for Pacific Horizon Shares of the Pacific Horizon Prime Fund (the "Prime Fund") without payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable upon redemption of Class B shares, the holding period of the shares originally held will be added to the holding period of the Class B shares acquired through exchange. However, if Class B shares are exchanged for shares of the Prime Fund, the holding period of the Prime Fund shares will not count toward the total holding period of the Class B shares.

Fund share transactions pursuant to the Exchange Privilege must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular Fund into which the exchange is being made. You may obtain a prospectus regarding the Fund into which you wish to make an exchange from your Service Organization or the Fund's Distributor.

You may provide instructions to effect the Exchange Privilege described above by calling the Transfer Agent at (800) 247-9728. (See the section below entitled "What is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following the directions set forth previously under "How To Sell Shares."

If you would like more information on the Exchange Privilege, please read the Statement of Additional Information and consult your Service Organization or the Distributor.

The Funds reserve the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. These procedures include (1) establishing the identity of the caller by use of a "Personal Identification Number" and/or confirming the shareholder's name, address and Taxpayer Identification Number; (2) recording all telephone conversations with the Transfer Agent; (3) transmitting redemption proceeds only according to previously established instructions; and (4) mailing a statement confirming each transaction to the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemption requests), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Funds may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC
INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and a particular Fund's shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Funds may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual and annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Funds' sales load.

Use of this Plan may also be disadvantageous for Class B shares during the first 6 years shares are held, due to the potential need to pay a contingent deferred sales charge.

CAN MY DIVIDENDS FROM A FUND BE
INVESTED IN OTHER FUNDS?

YOU MAY ELECT TO HAVE YOUR DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, OR BOTH ("DISTRIBUTION PROCEEDS") RECEIVED FROM A NON-RETIREMENT FUND ACCOUNT AUTOMATICALLY INVESTED IN SHARES OF ANY OTHER INVESTMENT PORTFOLIO OF THE COMPANY, OR IN SHARES OF AN INVESTMENT PORTFOLIO OF PACIFIC HORIZON FUNDS, PROVIDED SUCH SHARES ARE HELD IN A NON-RETIREMENT ACCOUNT. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE A FUND'S SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish. For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at (800) 247-9728.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, a Fund may terminate your participation after 30 days' notice.

                           THE BUSINESS OF THE FUNDS

                               BOARD OF TRUSTEES

The business affairs of Time Horizon Funds are managed under the general supervision of its Board of Trustees, under the laws of the State of Delaware.

Information about the Trustees and officers of the Company is included in the Statement of Additional Information in the section entitled "Management."

EXPENSES

Operating expenses borne by the Funds include taxes, fees and expenses of the Trustees and officers, administration, custodial and transfer agency fees, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and meetings and any extraordinary expenses. The Funds' expenses also include Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and certain shareholder servicing fees. Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations.

                                    MANAGER

Bank of America serves as the Funds' Manager. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries.

In its management agreement, Bank of America has agreed to manage the Funds' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Funds' securities. The management agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control and management of Bank of America's parent, BankAmerica Corporation. Bank of America may also employ a sub-adviser provided that Bank of America remains fully responsible to the Funds for the acts and omissions of the sub-adviser.

Bank of America Illinois' Investment Advisors Division is responsible for the day-to-day investment activities of the Funds. The investment management team is headed by James Miller, Executive Vice President and Chief Investment Officer of BofA Illinois (a wholly-owned subsidiary of BankAmerica Corporation). Mr. Miller has been associated with BofA Illinois (and its predecessor Continental Bank) since 1988. Mr. Miller is a Chartered Financial Analyst, a member of the Association of Investment Management and Research, and a Director of the Investment Analysts Society of Chicago.

Under its management agreement, Bank of America has also agreed to provide statistical and research data, data processing services, and clerical services, and coordinate the preparation of reports to shareholders of the Funds and the Securities and Exchange Commission.

For its services as manager, Bank of America is entitled to receive a fee from the Funds at the annual rate of .60% of the Funds' average daily net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below in the section entitled "Fee Waivers.") In addition, Bank of America, and its affiliates may be entitled to fees under the Shareholder Services Plan as described below in "Plan Payments" and may receive fees charged directly to their accounts in connection with investments in a particular Fund's shares.

Pursuant to the authority granted in its management agreement, Bank of America has entered into a Sub-Administration Agreement with BISYS Fund Services Limited Partnership ("BISYS Fund Services") under which BISYS Fund Services will perform certain of the services listed above, e.g., pay the costs of maintaining the offices of the Company, maintain the registration or qualification of the Funds' shares for sale under state securities laws; maintain books and records of the Funds; and generally assist in all aspects of the operations of the Funds. Bank of America bears all fees and expenses charged by BISYS for these services.

                                FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc. ("BISYS") serves as fund accountant of the Funds.

In its accounting services agreement, BISYS has agreed to provide certain accounting services to the Funds including calculation of the net asset value of the Funds, and dividends and capital gains distributions to shareholders, and preparation of tax returns.

For its services under its accounting services agreement, BISYS is entitled to receive an annual fee from the Funds based on the greater of $2,500 or the following fee schedule: 0.0125% of the Funds' average net assets between $10 million and $50 million; 0.025% of average net assets between $50 million and $200 million; 0.02% of average net assets between $200 million and $500 million; and 0.015% of average net assets greater than $500 million. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below in the section entitled "Fee Waivers.")

                                  DISTRIBUTOR

The Funds' shares are sold on a continuous basis by Concord Financial Group, Inc. The Distributor is an indirect, wholly-owned subsidiary of The BISYS Group, Inc. Its principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A., Broad and Chestnut Streets, Philadelphia, Pennsylvania, 19101 serves as the custodian of the Fund. BISYS Fund Services Ohio, Inc. is the transfer and dividend disbursing agent of the Funds and is located at 3435 Stelzer Road, Columbus, Ohio, 43219.

FEE WAIVERS

Bank of America has agreed to reduce its fees and absorb other operating expenses to ensure that the operating expenses for each Fund (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 1.00% and 1.75% of the average net assets of each Fund's Class A and Class B shares, respectively, on an annual basis for the first twelve months of the Funds' operations.

Expenses can also be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. From time to time during the course of the Funds' fiscal year, Bank of America and/or the Distributor may prospectively waive fee payments and/or may assume certain of the Funds' expenses as a result of competitive pressures and in order to preserve and protect the business and reputation of Bank of America and the Distributor. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed, and decreasing yield when such fees or amounts are reimbursed. However, the service providers retain the ability to stop such fee waivers at any time.

                                 PLAN PAYMENTS
   THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN FOR CLASS A AND CLASS B SHARES, AND A DISTRIBUTION PLAN FOR CLASS B SHARES

The Company has adopted a Shareholder Service Plan for Class A and Class B shares, under which the Class A and Class B shares of the Funds reimburse the Distributor and Service Organizations for shareholder servicing expenses incurred. The Company has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Class B shares of each Fund compensate the Distributor for services rendered and costs incurred in connection with distribution of the Class B shares.

THE SHAREHOLDER SERVICE PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of a Fund's shares, such as establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Shareholder Service Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the Fund's average daily net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Shareholder Service Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

THE DISTRIBUTION PLAN

Distribution expenses include advertising and marketing expenses, commissions and other payments to broker-dealers and others which have entered into agreements with the Distributor, the expenses of preparing, printing and distributing prospectuses, and indirect and overhead costs associated with the sale of Class B shares.

Under the Distribution Plan, payments by the Class B shares of a Fund for distribution expenses are incurred at the rate of 0.75% (annualized) of the average daily net assets of the Fund attributable to the Class B shares. This amount may be reduced pursuant to the undertakings by the Distributor.

The Distribution Plan is a "compensation" plan, which means that the distribution fees paid to the Distributor under the Plan are intended to compensate the Distributor for services rendered and expenses borne even if the amounts paid exceed the Distributor's actual expenses (in which case the Distributor would realize a profit). If in any month the Distributor's expenses incurred in connection with the distribution of a Fund's Class B shares exceed the distribution fees paid by the Fund, the Distributor will recover the excess only if the Distribution Plan with respect to such shares continues to be in effect in some later year when the distribution fees exceed the Distributor's expenses. No interest, carrying or other finance charge is borne by a Fund with respect to any amounts "carried forward," and no Fund will be obligated to pay any unreimbursed expenses that may exist at such time, if any, as the Distribution Plan is terminated.

                                TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUNDS.

As with any investment, you should consider the tax implications of an investment in a Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code") for the current taxable year. As a result of this qualification, the Funds generally are not required to pay federal income taxes to the extent earnings are distributed in accordance with the Code. The Funds intend to qualify for this special tax treatment as long as it is in the best interest of shareholders.

Distributions (whether received in cash or additional shares) of ordinary income and/or excesses of net short-term capital gain over net long-term capital loss are taxable to the shareholder as ordinary income. (These distributions are eligible for the dividends received deduction allowed to corporations to the extent of the total qualifying dividends received by the Funds from domestic corporations for the taxable year.)

Any distribution you receive comprised of the excess of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain no matter how long you have held a Fund's shares. (Such distributions are not eligible for the dividends received deduction allowed to corporations.)

A dividend paid to a shareholder by the Funds in January of a particular year will be deemed to have been received by the shareholder on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a specified date in October, November or December of that preceding year.

If you are considering buying shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable gain (or loss) upon redemption or exchange of a Fund's shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. Generally, you may include sales loads incurred in the purchase of a Fund's shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another Fund in the Time Horizon Funds within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares. If you hold a Fund's shares for six months or less and during that time receive a capital gain dividend on those shares, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

Certain interest income and dividends earned by the Funds from foreign securities is expected to be subject to foreign withholding taxes or other taxes. Certain realized gains or losses on the sale or retirement of foreign bonds held by a Fund, to the extent attributable to fluctuations in currency or exchange rules, as well as other gains or losses attributable to exchange rate fluctuations, are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, income available for distribution is decreased or eliminated, all or a portion of the dividends declared by a Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gain. Generally, your tax basis in your Fund shares will be reduced to the extent that an amount distributed to you is treated as a return of capital.

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the federal tax consequences described above.

                             MEASURING PERFORMANCE

A FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by a Fund and assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares. A Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

A Fund may compare its total return to that of other mutual funds with similar investment objectives and to stock and other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to the Consumer Price Index or to data prepared by: Lipper Analytical Services, Inc.; Donoghue's Money Fund Report; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc. Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. A Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Financial Times World Stock Index; the Europe, Asia and Far East Index ("EAFE"); the Lipper International Fund Index; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; or the Wilshire 5000 Equity Indexes.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return are fees charged by Bank of America and other Service Organizations directly to their customer accounts in connection with investments in a Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

                             DESCRIPTION OF SHARES

THE COMPANY IS A DELAWARE BUSINESS TRUST THAT WAS ORGANIZED ON APRIL 12, 1995.


ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF TRUSTEES TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

Shares representing beneficial interests in a Fund are entitled to participate in the dividends and distributions declared by the Board of Trustees and in the net distributable assets of the Fund on liquidation. The Funds' shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, a Fund's shares will be fully paid and non-assessable.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Trustees). Only Class A shares will vote on matters relating solely to Class A and only Class B shares will vote on matters (such as the distribution plan described above) relating solely to Class B. The Funds do not presently intend to hold annual meetings of shareholders to elect trustees or for other business unless and until such time as less than a majority of the trustees holding office has been elected by the shareholders. At that time, the trustees then in office will call a shareholders' meeting for the election of trustees. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more trustees. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of beneficial interest. Each Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

                              TIME HORIZON FUNDS
                             --------------------
                                 PORTFOLIO 1

                                 PORTFOLIO 2

                                 PORTFOLIO 3

                                  PROSPECTUS
                               FEBRUARY 5, 1996




                                     LOGO

                               NOT FDIC INSURED

COPTMHR96P